                                                                               .
                                                                               .
                                                                               .

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

 End of Period Collection Account Balance as of Prior Payment Date:                                                  711,243.87
 Available Funds:
         Contract Payments due and received in this period                                                         5,896,494.07
         Contract Payments due in prior period(s) and received in this period                                        633,950.44
         Contract Payments received in this period for next period                                                   324,375.46
         Sales, Use and Property Tax, Maintenance, Late Charges                                                      193,663.53
         Prepayment Amounts related to early termination in this period                                            1,023,987.88
         Servicer Advance                                                                                            927,991.31
         Proceeds received from recoveries on previously Defaulted Contracts                                               0.00
         Transfer from Reserve Account                                                                                 5,842.09
         Interest earned on Collection Account                                                                         4,477.42
         Interest earned on Affiliated Account                                                                           603.63
         Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                       0.00
         Amounts paid per Contribution and Servicing Agreement Section 7.01
         (Substituted contract < Predecessor contract)                                                                     0.00
         Amounts paid under insurance policies                                                                             0.00
         Any other amounts                                                                                                 0.00

                                                                                                                  -------------
 Total Available Funds                                                                                             9,722,629.70
 Less: Amounts to be Retained in Collection Account                                                                  760,854.71
                                                                                                                  -------------
 AMOUNT TO BE DISTRIBUTED                                                                                          8,961,774.99
                                                                                                                  =============
 DISTRIBUTION OF FUNDS:
         1.    To Trustee -  Fees                                                                                          0.00
         2.    To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                            633,950.44
         3.    To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                    a) Class A1 Principal and Interest                                                                     0.00
                    a) Class A2 Principal (distributed after A1 Note matures) and Interest                                 0.00
                    a) Class A3 Principal (distributed after A2 Note matures) and Interest                         6,356,501.01
                    a) Class A4 Principal (distributed after A3 Note matures) and Interest                           517,178.81
                    b) Class B Principal and Interest                                                                117,180.66
                    c) Class C Principal and Interest                                                                236,215.94
                    d) Class D Principal and Interest                                                                158,970.40
                    e) Class E Principal and Interest                                                                215,324.52

         4.    To Reserve Account for Requirement per Indenture Agreement Section 3.08                                     0.00
         5.    To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                    a) Residual Interest (Provided no Restricting or Amortization Event in effect)                   145,694.51
                    b) Residual Principal (Provided no Restricting or Amortization Event in effect)                  206,220.62
                    c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)         5,842.09
         6.    To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts            198,744.58
         7.    To Servicer, Servicing Fee and other Servicing Compensations                                          169,951.41
                                                                                                                  -------------
 TOTAL FUNDS DISTRIBUTED                                                                                           8,961,774.99
                                                                                                                  =============

                                                                                                                  -------------
 End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}          760,854.71
                                                                                                                  =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                 $6,443,748.69
 - Add Investment Earnings                                                                                             5,842.09
 - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                          0.00
 - Less Distribution to Certificate Account                                                                            5,842.09
                                                                                                                 --------------
End of period balance                                                                                             $6,443,748.69
                                                                                                                 ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                        $6,443,748.69
                                                                                                                 ==============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                     Pool A                                                     169,365,051.62
                     Pool B                                                      49,928,274.04
                                                                               ---------------
                                                                                                     239,293,325.66
Class A Overdue Interest, if any                                                          0.00
Class A Monthly Interest - Pool A                                                   652,373.81
Class A Monthly Interest - Pool B                                                   172,005.86

Class A Overdue Principal, if any                                                         0.00
Class A Monthly Principal - Pool A                                                3,838,646.37
Class A Monthly Principal - Pool B                                                2,210,653.78
                                                                               ---------------
                                                                                                       6,049,300.15
Ending Principal Balance of the Class A Notes
                     Pool A                                                     185,526,405.25
                     Pool B                                                      47,717,620.26
                                                                               ---------------
                                                                                                    ---------------
                                                                                                     233,244,025.51
                                                                                                    ===============

Interest Paid Per $1,000            Principal Paid Per $1,000                    Ending Principal
Original Face $378,036,000          Original Face $378,036,000                   Balance Factor
--------------------------          --------------------------                   --------------
       $ 2.180691                           $ 16.001916                            61.698893%

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                     Class A1                                                              0.00
                     Class A2                                                              0.00
                     Class A3                                                    104,757,325.66
                     Class A4                                                    134,536,000.00

                                                                                ---------------

Class A Monthly Interest                                                                             239,293,325.66
                     Class A1 (Actual Number Days/360)                                     0.00
                     Class A2                                                              0.00
                     Class A3                                                        307,200.86
                     Class A4                                                        517,178.81

                                                                                ---------------

Class A Monthly Principal
                     Class A1                                                              0.00
                     Class A2                                                              0.00
                     Class A3                                                      6,049,300.15
                     Class A4                                                              0.00

                                                                                ---------------
                                                                                                       6,049,300.15
Ending Principal Balance of the Class A Notes
                     Class A1                                                              0.00
                     Class A2                                                              0.00
                     Class A3                                                     98,708,025.51
                     Class A4                                                    134,536,000.00

                                                                                ---------------
                                                                                                    ---------------
                                                                                                     233,244,025.51
                                                                                                    ===============

Class A1

Interest Paid Per $1,000            Principal Paid Per $1,000                    Ending Principal
Original Face $122,000,000          Original Face $122,000,000                   Balance Factor
--------------------------          --------------------------                   --------------
       $ 2.518040                           $ 49.584427                            80.908218%

Page 5 (top)
                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                        Pool A                                                  3,225,912.16
                        Pool B                                                    850,548.83
                                                                               -------------
                                                                                                    4,076,460.99

Class B Overdue Interest, if any                                                        0.00
Class B Monthly Interest - Pool A                                                  11,180.47
Class B Monthly Interest - Pool B                                                   2,947.86
Class B Overdue Principal, if any                                                       0.00
Class B Monthly Principal - Pool A                                                 65,392.93
Class B Monthly Principal - Pool B                                                 37,659.40
                                                                               -------------
                                                                                                      103,052.33
Ending Principal Balance of the Class B Notes
                        Pool A                                                  3,160,519.23
                        Pool B                                                    812,889.43
                                                                               -------------
                                                                                                ----------------
                                                                                                    3,973,408.66
                                                                                                ================

Interest Paid Per $1,000        Principal Paid Per $1,000              Ending Principal
Original Face $6,440,000        Original Face $6,440,000               Balance Factor
------------------------        ------------------------               --------------
       $ 2.193840                      $ 16.001915                        61.698892%

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                        Pool A                                                  6,456,833.52
                        Pool B                                                  1,702,418.44
                                                                               -------------
                                                                                                   8,159,251.96

Class C Overdue Interest, if any                                                        0.00
Class C Monthly Interest - Pool A                                                  23,701.96
Class C Monthly Interest - Pool B                                                   6,249.29
Class C Overdue Principal, if any                                                       0.00
Class C Monthly Principal - Pool A                                                130,887.41
Class C Monthly Principal - Pool B                                                 75,377.28
                                                                               -------------
                                                                                                     206,264.69
Ending Principal Balance of the Class C Notes
                        Pool A                                                  6,325,946.11
                        Pool B                                                  1,627,041.16
                                                                               -------------
                                                                                                ---------------
                                                                                                   7,952,987.27
                                                                                                ===============

Interest Paid Per $1,000        Principal Paid Per $1,000              Ending Principal
Original Face $12,890,000       Original Face $12,890,000              Balance Factor
-------------------------       -------------------------              --------------
       $ 2.323604                      $ 16.001915                       61.698893%

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                        Pool A                                         4,302,885.97
                        Pool B                                         1,134,505.38
                                                                      -------------
                                                                                             5,437,391.35

Class D Overdue Interest, if any                                               0.00
Class D Monthly Interest - Pool A                                         17,025.09
Class D Monthly Interest - Pool B                                          4,488.86
Class D Overdue Principal, if any                                              0.00
Class D Monthly Principal - Pool A                                        87,224.42
Class D Monthly Principal - Pool B                                        50,232.03
                                                                      -------------
                                                                                               137,456.45
Ending Principal Balance of the Class D Notes
                        Pool A                                         4,215,661.55
                        Pool B                                         1,084,273.35
                                                                      -------------
                                                                                         ----------------
                                                                                             5,299,934.90
                                                                                         ================

Interest Paid Per $1,000        Principal Paid Per $1,000              Ending Principal
Original Face $8,590,000        Original Face $8,590,000               Balance Factor
------------------------        ------------------------               --------------
      $ 2.504534                       $ 16.001915                        61.698893%

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                        Pool A                                         5,379,859.74
                        Pool B                                         1,418,461.91
                                                                      -------------
                                                                                            6,798,321.65

Class E Overdue Interest, if any                                               0.00
Class E Monthly Interest - Pool A                                         34,395.24
Class E Monthly Interest - Pool B                                          9,068.70
Class E Overdue Principal, if any                                              0.00
Class E Monthly Principal - Pool A                                       109,055.92
Class E Monthly Principal - Pool B                                        62,804.66
                                                                      -------------
                                                                                              171,860.58
Ending Principal Balance of the Class E Notes
                        Pool A                                         5,270,803.82
                        Pool B                                         1,355,657.25
                                                                      -------------
                                                                                         ---------------
                                                                                            6,626,461.07
                                                                                         ===============

Interest Paid Per $1,000        Principal Paid Per $1,000              Ending Principal
Original Face $10,740,000       Original Face $10,740,000              Balance Factor
-------------------------       -------------------------              --------------
       $ 4.046922                          $ 16.001916                   61.698893%

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                        Pool A                                        6,455,454.08
                        Pool B                                        1,702,054.74
                                                                     -------------
                                                                                                  8,157,508.82

Residual Interest - Pool A                                              119,083.52
Residual Interest - Pool B                                               26,610.99
Residual Principal - Pool A                                             130,859.44
Residual Principal - Pool B                                              75,361.18
                                                                     -------------
                                                                                                    206,220.62
Ending Residual Principal Balance
                        Pool A                                        6,324,594.64
                        Pool B                                        1,626,693.56
                                                                     -------------
                                                                                                --------------
                                                                                                  7,951,288.20
                                                                                                ==============

X. PAYMENT TO SERVICER

 - Collection period Servicer Fee                                                                   169,951.41
 - Servicer Advances reimbursement                                                                  633,950.44
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                  198,744.58
                                                                                                --------------
Total amounts due to Servicer                                                                     1,002,646.43
                                                                                                ==============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
 Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
    beginning of the related Collection Period                                                                     215,185,997.08

 Aggregate Discounted Contract Balance of Additional Contracts acquired during
    Collection Period                                                                                                        0.00

 Decline in Aggregate Discounted Contract Balance                                                                    4,362,066.50

 Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                               -----------------
    ending of the related Collection Period                                                                        210,823,930.58
                                                                                                                =================
 Components of Decline in Aggregate Discounted Contract Balance:
     - Principal portion of Contract Payments  and Servicer Advances                            4,160,928.46

     - Principal portion of Prepayment Amounts                                                    201,138.04

     - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

     - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
            Contracts during the Collection Period                                                      0.00

     - Aggregate Discounted Contract Balance of Substitute Contracts added during
            Collection Period                                                                           0.00

     - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
            during Collection Period                                                                    0.00

                                                                                             ---------------
                             Total Decline in Aggregate Discounted Contract Balance             4,362,066.50
                                                                                             ===============

POOL B
 Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
    beginning of the related Collection Period                                                                      56,736,263.31

 Aggregate Discounted Contract Balance of Additional Contracts acquired during
    Collection Period                                                                                                        0.00

 Decline in Aggregate Discounted Contract Balance                                                                    2,512,088.34

 Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
    ending of the related Collection Period                                                                     -----------------
                                                                                                                    54,224,174.97
                                                                                                                =================
 Components of Decline in Aggregate Discounted Contract Balance:
     - Principal portion of Contract Payments  and Servicer Advances                            1,636,114.26

     - Principal portion of Prepayment Amounts                                                    875,974.08

     - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

     - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
            Contracts during the Collection Period                                                      0.00

     - Aggregate Discounted Contract Balance of Substitute Contracts added during
            Collection Period                                                                           0.00

     - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
            during Collection Period                                                                    0.00

                                                                                             ---------------
                             Total Decline in Aggregate Discounted Contract Balance             2,512,088.34
                                                                                             ===============

                                                                                                                -----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                  265,048,105.55
                                                                                                                =================

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A                                                                                                            Predecessor
                                                                    Discounted                   Predecessor      Discounted
Lease #           Lessee Name                                       Present Value                Lease #          Present Value
--------          -----------------------------                     ---------------              -------------    ----------------
3092-701          RADIOLOGY SPECIALISTS, LTD                         $1,285,497.56               3083-701             $619,156.09
1026-005          THE HIT FACTORY, INC                               $3,940,729.70               2706-201              $81,139.77
3729-001          MEADOWBROOK PET ASSOC                              $1,587,776.40               2706-203             $173,283.13
3729-002          MEADOWBROOK PET ASSOC                                $274,210.76               2706-204              $69,644.93
                  CASH                                                 $134,588.62               2706-205             $564,127.48
                                                                                                 2706-206             $150,000.35
                                                                                                 2706-208             $272,302.96
                                                                                                 2706-209             $445,577.17
                                                                                                 2706-210              $51,850.10
                                                                                                 2714-201             $647,026.56
                                                                                                 2714-202             $561,533.95
                                                                                                 3020-001           $2,920,819.08
2140-502          THE HIT FACTORY OF FLORIDA                         $1,662,459.55               2046-203             $390,131.10
                  CASH                                                  $45,960.10               2716-201           $1,047,478.02
                                                                                                 2716-202             $270,810.53
                                                                    ---------------                               ----------------
                                                          Totals:    $8,931,222.69                                  $8,264,881.22

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                            $8,264,881.22
b) ADCB OF POOL A AT CLOSING DATE                                                                                 $323,844,130.83
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                            2.55%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                        YES       NO     X
                                                        ------     --------

POOL B                                                                                                         Predecessor
                                                           Discounted                     Predecessor           Discounted
Lease #           Lessee Name                              Present Value                  Lease #               Present Value
--------          --------------------------               ------------------------       -----------------    -------------------
                  NONE

                                                           ------------------------                            -------------------
                                                 Totals:                     $0.00                                           $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                     $0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                                  $105,739,115.35
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                               0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                       YES    NO   X
                                                        ----   ------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING                                                                                         Predecessor
                                                                    Discounted               Predecessor        Discounted
Lease #       Lessee Name                                           Present Value            Lease #            Present Value
--------      ---------------------------------------               ----------------------   --------------     -----------------
3694-002      Community Radiology of Virginia, Inc.                         $3,261,116.93    2771-001              $3,215,821.21
3718-002      USD Dayton, Inc. and USD Dayton Holding                         $758,012.82    2973-003                $180,086.79
3718-003      USD Dayton, Inc. and USD Dayton Holding                       $2,385,619.17    3042-701                $496,910.77
                                                                                             3042-702                $496,545.09
                                                                                             3042-703                $568,430.94
                                                                                             2696-001                $229,571.22
                                                                                             1789-003                $245,541.19
                                                                                             2973-001                $545,805.09
                                                                                             2003385-004             $228,502.25
                                                                                             2008553-001              $27,358.62
                                                                                             2009504-003              $15,700.20
                                                                    ---------------------                       ----------------
                                                           Totals:          $6,404,748.92                          $6,250,273.37

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                     6,250,273.37
b) ADCB OF POOL A AT CLOSING DATE                                                                                $323,844,130.83
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                           1.93%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                      YES    NO     X
                                                      -----   --------

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                                Predecessor
                                                               Discounted                 Predecessor        Discounted
Lease #       Lessee Name                                      Present Value              Lease #            Present Value
-------       ------------------------                         ----------------------     --------------     ----------------------
              None

                                                               ----------------------                        ----------------------
                                                      Totals:                  $0.00                                         $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                                 $0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                                  $105,739,115.35
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                             0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                      YES       NO   X
                                                      ------     ------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1. AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                               TOTAL OUTSTANDING CONTRACTS
   This Month                            5,790,933.17           This Month                                   265,048,105.55
   1 Month Prior                         6,584,090.76           1 Month Prior                                271,922,260.39
   2 Months Prior                        5,297,543.70           2 Months Prior                               279,364,594.73

   Total                                17,672,567.63           Total                                        816,334,960.67

   a) 3 MONTH AVERAGE                    5,890,855.88           b) 3 MONTH AVERAGE                           272,111,653.56

   c) a/b                                       2.16%

2. Does a Delinquency Condition Exist (1c > 6% )?
                                                                                      Yes                    No          X
                                                                                          -------------------      ----------------

3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                              Yes                    No          X
                                                                                          -------------------      ----------------
   B. An Indenture Event of Default has occurred and is then continuing?              Yes                    No          X
                                                                                          -------------------      ----------------

4. Has a Servicer Event of Default occurred?                                          Yes                    No          X
                                                                                          -------------------      ----------------

5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                   Yes                    No          X
                                                                                          -------------------      ----------------
   B. Bankruptcy, insolvency, reorganization; default/violation of
        any covenant or obligation not remedied within 90 days?                       Yes                    No          X
                                                                                          -------------------      ----------------
   C. As of any Determination date, the sum of all defaulted contracts
        since the Closing date exceeds 6% of the ADCB on the Closing Date?            Yes                    No          X
                                                                                          -------------------      ----------------

6. Aggregate Discounted Contract Balance at Closing Date                          Balance  $ 429,583,246.18
                                                                                          ------------------

   DELINQUENT LEASE SUMMARY

                  Days Past Due                            Current Pool Balance                                   # Leases
                  -------------                            --------------------                                   --------
                        31 - 60                                   13,064,322.03                                         37
                        61 - 90                                    6,248,162.72                                         14
                       91 - 180                                    5,790,933.17                                         21

Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization